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                                 EXHIBIT I
                              PROMISSORY NOTE
                             BETWEEN TAMPA BAY
                            AND EQUITY INVESTORS
                               DATED 1/15/96




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                            **PROMISSORY NOTE**
                            -------------------

THE MAKER of this Note promises to pay to the order of the Payee the Principal Amount and agrees to pay interest on unpaid principal at the Annual Interest Rate or, if there is a default, at the Default Interest Rate. The Maker acknowledges that sufficient consideration has been given for this Note. (The amount of principal, rates of interest, payment dates and other facts necessary to complete this Note are set forth below under SPECIFIC INFORMATION.)

PAYMENT TERMS:

The principal amount and the interest shall be paid in monthly payments, each equal to the Amount of Monthly Payment specified below. Each payment shall be applied first to pay interest and then to reduce principal. Interest shall accrue from the date of this Note. The due date for the first payment is stated below, and the other payments shall follow consecutively on the same date of each succeeding month until all interest and principal have been paid in full. An indication below of the total number of payments (the making of the indication is optional) is not to be construed as modifying the payment terms as otherwise set forth in the Note. The amount of the final payment shall be reduced, if necessary, so that it exactly equals the balance of and accrued interest then due. Despite statements in the preceding sentence, if a date for a balloon payment is filled in below, the entire balance of principal and interest owing as of that date shall be paid at that time in one final payment.

OTHER TERMS:

(a) The Payee is authorized to use an amortization schedule to apportion payments between interest and principal, and the amortization schedule may be based either on a 360-day or a 365-day year.

(b) Principal may be prepaid entirely or partially without penalty, unless a prepayment restriction is stated below. Partial prepayments shall not defer the due dates for, or the amounts of, succeeding payments.

(c)  If this Note is secured, the collateral is briefly described below.

(d) The makers and endorsers of this Note waive and excuse presentment for acceptance and payment, notice of dishonor, and protest of dishonor.

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(e)  A subsequent holder of this Note is included in reference to "Payee".
If there are two or more Makers of this Note, they are obligated jointly and severally.

(f) There shall be no grace period with respect to any of the payment obligations under this Note, unless a different indication is made below under "Special Provisions".


SPECIFIC INFORMATION:

Name of Maker: Equity Investors, Inc.

Date of Note: January 15, 1996

Name(s) of Payee: Tampa Bay Corporation

Principal Amount: $1,650,000.00

Annual Interest Rate: 10%

Schedule of Monthly Payments:      Amount         Date
                               ------------     ---------

                               $  50,000.00     January 31, 1996
                                  50,000.00     February 28, 1996
                                  50,000.00     March 31, 1996
                                 200,000.00     April 30, 1996
                                 100,000.00     May 31, 1996
                                 100,000.00     June 30, 1996
                                 100,000.00     July 31, 1996
                                 100,000.00     August 31, 1996
                                 100,000.00     September 30, 1996
                                 100,000.00     October 31, 1996
                                 100,000.00     November 30, 1996
                                 100,000.00     December 31, 1996
                                 200,000.00     January 31, 1997
                                 200,000.00     February 28, 1997
                                 100,000.00     March 31, 1997

Date of First Monthly Payment: January 31, 1996

Date of Balloon Payment: N/A

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Amount of Balloon Payment: N/A

Collateral: None

Payments shall be mailed to delivered to:     Tampa Bay Corporation
                                              1000 E. Tahquitz Canyon Way
                                              Palm Springs, CA 92262


THIS PROMISSORY NOTE IS ENTERED INTO THIS, 15TH DAY OF JANUARY, 1996, BY AND BETWEEN: Tampa Bay Corporation and Equity Investors, Inc.


     /s/ Jeffrey S. Taylor                   /s/ Andrew Croson
-----------------------------             -----------------------------
(PAYEE) Tampa Bay Corporation             (MAKER) Equity Investors, Inc.
        Jeffrey Taylor                            Andrew Croson


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